Exhibit 24

POWER OF ATTORNEY

The undersigned director and officer of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 2,550,000 shares of Common Stock, $0.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2014 Equity and Incentive Compensation Plan, hereby constitutes and appoints CHRISTOPHER M. HIX with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director and officer of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 13th day of May, 2014.
/s/ Joseph Scaminace            _
Joseph Scaminace

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 2,550,000 shares of Common Stock, $0.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2014 Equity and Incentive Compensation Plan, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 13th day of May, 2014.
/s/ Richard Blackburn
Richard W. Blackburn

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 2,550,000 shares of Common Stock, $0.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2014 Equity and Incentive Compensation Plan, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 13th day of May, 2014.
/s/ Hans-Georg Betz
Hans-Georg Betz

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 2,550,000 shares of Common Stock, $0.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2014 Equity and Incentive Compensation Plan, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 13th day of May, 2014.
/s/ Carl R. Christenson
Carl R. Christenson

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 2,550,000 shares of Common Stock, $0.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2014 Equity and Incentive Compensation Plan, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 13th day of May, 2014.
/s/ Steven J. Demetriou
Steven J. Demetriou

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 2,550,000 shares of Common Stock, $0.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2014 Equity and Incentive Compensation Plan, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 17th day of July, 2014.
/s/ John A. McFarland
John A. McFarland

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 2,550,000 shares of Common Stock, $0.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2014 Equity and Incentive Compensation Plan, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 13th day of May, 2014.
/s/ Patrick S. Mullin
Patrick S. Mullin

POWER OF ATTORNEY

The undersigned director of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 2,550,000 shares of Common Stock, $0.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2014 Equity and Incentive Compensation Plan, hereby constitutes and appoints JOSEPH SCAMINACE and CHRISTOPHER M. HIX with full power of substitution and resubstitution, as attorney to sign for the undersigned and in her name, place and stead, as director of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
IN WITNESS WHEREOF, this Power of Attorney has been signed this 13th day of May, 2014.
/s/ Katharine L. Plourde
Katharine L. Plourde